Exhibit 10.4

EXECUTION VERSION

FIRST LIEN INTERCREDITOR AGREEMENT

dated as of February 11, 2010,

among

THE McCLATCHY COMPANY,

the other GRANTORS party hereto,

BANK OF AMERICA, N.A.,

as Credit Agreement Collateral Agent,

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Senior Secured Notes Collateral Agent,

and

each ADDITIONAL COLLATERAL AGENT from time to time party hereto

FIRST LIEN INTERCREDITOR AGREEMENT dated as of February 11,2010 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), among THE McCLATCHY COMPANY, a Delaware corporation (the “Borrower”), the other GRANTORS (as defined below) party hereto, BANK OF AMERICA, N.A., as collateral agent for the Credit Agreement Secured Parties (as defined below) (in such capacity, the “Credit Agreement Collateral Agent”), THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as collateral agent for the Senior Secured Notes Secured Parties (as defined below) (in such capacity, the “Senior Secured Notes Collateral Agent”), and each ADDITIONAL COLLATERAL AGENT from time to time party hereto as collateral agent for any First Lien Obligations (as defined below) of any other Class (as defined below).

The parties hereto agree as follows:

ARTICLE I.

Definitions

SECTION 1.01.        Certain Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Additional Collateral Agent” has the meaning assigned to the term in Article VII.

“Additional First Lien Obligations” means all obligations of the Borrower and the other Grantors that shall have been designated as such pursuant to Article VII.

“Additional First Lien Obligations Documents” means the indentures or other agreements under which Additional First Lien Obligations of any Series are issued or incurred and all other instruments, agreements and other documents evidencing or governing Additional First Lien Obligations of such Series or providing any guarantee, Lien or other right in respect thereof.

“Additional Secured Parties” means the holders of any Additional First Lien Obligations.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Agreement” has the meaning assigned to such term in the preamble hereto.

“Amend” means, in respect of any agreement, to amend, restate, supplement, waive or otherwise modify such agreement, in whole or in part. The terms “Amended” and “Amendment” shall have correlative meanings.

“Authorized Officer” means, with respect to any Person, the chief executive officer, the chief financial officer, principal accounting officer, any vice president, treasurer, general counsel or another executive officer of such Person.

“Bailee Collateral Agent” has the meaning assigned to such term in Section 4.01(a).

“Bankruptcy Code” means Title 11 of the United States Code.

“Bankruptcy Law” means the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.

“Borrower” has the meaning assigned to such term in the preamble hereto.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Class”, when used in reference to (a) any First Lien Obligations, refers to whether such First Lien Obligations are the Credit Agreement Obligations, the Senior Secured Notes Obligations or the Additional First Lien Obligations of any Series, (b) any Collateral Agent, refers to whether such Collateral Agent is the Credit Agreement Collateral Agent, the Senior Secured Notes Collateral Agent or the Additional Collateral Agent with respect to the Additional First Lien Obligations of any Series, (c) any Bailee Collateral Agent, refers to whether such Bailee Collateral Agent is the Credit Agreement Collateral Agent, the Senior Secured Notes Collateral Agent or the Additional Collateral Agent with respect to the Additional First Lien Obligations of any Series, (d) any Secured Parties, refers to whether such Secured Parties are the Credit Agreement Secured Parties, the Senior Secured Notes Secured Parties or the holders of the Additional First Lien Obligations of any Series, (e) any Secured Credit Documents, refers to whether such Secured Credit Documents are the Credit Agreement Documents, the Senior Secured Notes Documents or the Additional First Lien Obligations Documents with respect to Additional First Lien Obligations of any Series, and (f) any Security Documents, refers to whether such Security Documents are part of the Credit Agreement Documents, the Senior Secured Notes Documents or the Additional First Lien Obligations Documents with respect to Additional First Lien Obligations of any Series.

“Collateral” means all assets of the Borrower or any of the Subsidiaries now or hereafter subject to a Lien securing any First Lien Obligation.

“Collateral Agent Joinder Agreement” means a supplement to this Agreement substantially in the form of Exhibit I, appropriately completed.

“Collateral Agents” means the Credit Agreement Collateral Agent, the Senior Secured Notes Collateral Agent and each Additional Collateral Agent.

“Controlled Shared Collateral” has the meaning assigned to such term in Section 4.01(a).

“Credit Agreement” means the amended and restated credit agreement dated as of February 11, 2010, by and among the Borrower, the lenders party thereto in their capacities as lenders thereunder and Bank of America, N.A., as administrative agent, swingline lender and L/C issuer, JPMorgan Chase Bank, N.A., as syndication agent, and Banc of America Securities LLC and J.P. Morgan Securities Inc., as joint lead arrangers and joint book managers, including any guarantees, collateral documents, instruments and agreements executed in connection therewith, and any amendments, supplements, modifications, extensions, renewals, restatements, refundings or refinancings thereof and any indentures or credit facilities or commercial paper facilities that replace, refund or refinance any part of the loans, notes, other credit facilities or commitments thereunder, including any such replacement, refunding or refinancing facility or indenture that increases the amount borrowable thereunder or alters the maturity thereof.

“Credit Agreement Collateral Agent” has the meaning assigned to such term in the preamble hereto.

“Credit Agreement Collateral Agreement” has the meaning assigned to the term “Security Agreement” in the Credit Agreement.

“Credit Agreement Documents” has the meaning assigned to the term “Loan Documents” in the Credit Agreement.

“Credit Agreement Obligations” has the meaning assigned to the term “Secured Obligations” in the Credit Agreement Collateral Agreement.

“Credit Agreement Secured Parties” has the meaning assigned to the term “Secured Parties” in the Credit Agreement Collateral Agreement.

“Discharge” means, with respect to First Lien Obligations of any Class, (a) payment in full in cash of the principal of and interest on (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allow-able in such Insolvency or Liquidation Proceeding), and premium, if any, on, all Indebtedness outstanding under Secured Credit Documents of such Class, (b) payment in full of all other First Lien Obligations of such Class that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid, (c) in the case of the Credit Agreement Ob-ligations, cancellation of or the entry into arrangements satisfactory to the Credit Agreement Collateral Agent and each applicable issuing bank with respect to all letters of credit issued and out-standing under the Credit Agreement Documents (any such arrangement in the form of cash collateralization to be in an amount not greater than 110% of the aggregate undrawn face amount of such letters of credit) and (d) termination or expiration of all commitments to lend under the Credit Agreement Documents.

“Domestic Subsidiary” means each Subsidiary that is organized under the laws of the United States of America or any State thereof or the District of Columbia.

“Event of Default” means an “Event of Default” (or similar event, however denominated) as defined in any Secured Credit Document.

“First Lien Obligations” means (a) all the Credit Agreement Obligations, (b) all the Senior Secured Notes Obligations and (c) all the Additional First Lien Obligations.

“Grantor Joinder Agreement” means a supplement to this Agreement substantially in the form of Exhibit II, appropriately completed.

“Grantors” means, at any time, the Borrower and each Domestic Subsidiary that, at such time, (a) pursuant to Security Documents of any Class has granted a Lien on any of its assets to secure any First Lien Obligations of such Class and (b) pursuant to Security Documents of any other Class has granted a Lien on any of its assets to secure any First Lien Obligations of such other Class.

“Impairment” has the meaning assigned to such term in Section 2.02.

“Insolvency or Liquidation Proceeding” means:

(a)        any case commenced by or against the Borrower or any other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Borrower or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Borrower or any other Grantor or any similar case or proceeding relative to the Borrower or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(b)        any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Borrower or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(c)        any other proceeding of any type or nature in which substantially all claims of creditors of the Borrower or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Intervening Creditor” has the meaning assigned to such term in Section 2.02.

“Intervening Lien” has the meaning assigned to such term in Section 2.02.

“LC Cash Collateral” means (a) any account utilized by the Borrower to Cash Collateralize (as defined in the Credit Agreement) its reimbursement obligations in respect of Letters of Credit (as defined in the Credit Agreement), and (b) all other Collateral consisting of cash and cash equivalents pledged to secure Credit Agreement Obligations consisting of reimbursement obligations of the Borrower or any Subsidiary in respect of Letters of Credit; provided that the aggregate amount of such LC Cash Collateral does not exceed 110% of the aggregate face amount of all such Letters of Credit outstanding from time to time.

“Lien” means, with respect to any asset, any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

“Proceeds” has the meaning assigned to such term in Section 2.01(b).

“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, refund, restructure or replace, or to issue other Indebtedness in exchange or replacement for, such Indebtedness, in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.

“Related Secured Credit Document” means, with respect to the Collateral Agent or Secured Parties of any Class, the Secured Credit Documents of such Class.

“Related Secured Parties” means, with respect to the Collateral Agent of any Class, the Secured Parties of such Class.

“Secured Credit Documents” means, collectively, (a) the Credit Agreement Documents, (b) the Senior Secured Notes Documents and (c) the Additional First Lien Obligations Documents.

“Secured Parties” means (a) the Credit Agreement Secured Parties, (b) the Senior Secured Notes Secured Parties and (c) the Additional Secured Parties.

“Security Documents” means (a) the Credit Agreement Collateral Agreement and the other Collateral Documents (as defined in the Credit Agreement), (b) the Senior Secured Notes Collateral Agreement and each other agreement entered into in favor of the Senior Secured Notes Collateral Agent for the purpose of securing the Senior Secured Notes Obligations and (c) any other agreement entered into in favor of the Collateral Agent of any other Class for the purpose of securing the First Lien Obligations of such Class.

“Senior Secured Notes Collateral Agent” has the meaning assigned to such term in the preamble hereto.

“Senior Secured Notes Collateral Agreement” has the meaning assigned to the term “Collateral Agreement” in the Senior Secured Notes Indenture.

“Senior Secured Notes Documents” means the Senior Secured Notes Indenture, the Senior Secured Notes Collateral Agreement and all other instruments, agreements and other documents evidencing or governing the Senior Secured Notes Obligations or providing any Guarantee, Lien or other right in respect thereof.

“Senior Secured Notes Indenture” means that certain Indenture, dated as of February 11, 2010, among the Borrower, the other Grantors party thereto, as guarantors, and The Bank of New York Mellon Trust Company, N.A., as the Trustee.

“Senior Secured Notes Obligations” has the meaning assigned to the term “Obligations” in the Senior Secured Notes Collateral Agreement.

“Senior Secured Notes Secured Parties” means the holders of any Senior Secured Notes Obligations.

“Series”, when used in reference to Additional First Lien Obligations, refers to such Additional First Lien Obligations as shall have been issued or incurred pursuant to the same indentures or other agreements and with respect to which the same Person acts as the Additional Collateral Agent.

“Shared Collateral” means, at any time, Collateral on which Collateral Agents or Secured Parties of any two or more Classes have at such time a valid and perfected Lien (including as a result of the agreements set forth in Section 4.01); provided that the LC Cash Collateral shall not constitute Shared Collateral. If First Lien Obligations of more than two Classes are outstanding at any time, then any Collateral shall constitute Shared Collateral with respect to First Lien Obligations of any Class only if the Collateral Agent or Secured Parties of such Class have at such time a valid and perfected Lien on such Collateral.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.

SECTION 1.02.        Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (c) the words “herein”, “hereof and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections and Exhibits shall be construed to refer to Articles, and Sections of, and Exhibits to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 1.03.        Concerning the Credit Agreement Collateral Agent and the Senior Secured Notes Collateral Agent.

(a)        Each acknowledgement, agreement, consent and waiver (whether express or implied) in this Agreement made by the Credit Agreement Collateral Agent, whether on behalf of itself or any of its Related Secured Parties, is made in reliance on the authority granted to the Credit Agreement Collateral Agent pursuant to the authorization thereof under the Credit Agreement. It is understood and agreed that the Credit Agreement Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into whether any of its Related Secured Parties is in compliance with the terms of this Agreement, and no party hereto or any other Secured Party shall have any right of action whatsoever against the Credit Agreement Collateral Agent for any failure of any of its Related Secured Parties to comply with the terms hereof or for any of its Related Secured Parties taking any action contrary to the terms hereof.

(b)        Each acknowledgement, agreement, consent and waiver (whether express or implied) in this Agreement made by the Senior Secured Notes Collateral Agent, whether on behalf of itself or any of its Related Secured Parties, is made in reliance on the authority granted to the Senior Secured Notes Collateral Agent pursuant to the authorization thereof under the Senior Secured Notes Indenture. It is understood and agreed that the Senior Secured Notes Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into whether any of its Related Secured Parties is in compliance with the terms of this Agreement, and no party hereto or any other Secured Party shall have any right of action whatsoever against the Senior Secured Notes Collateral Agent for any failure of any of its Related Secured Parties to comply with the terms hereof or for any of its Related Secured Parties taking any action contrary to the terms hereof.

(c)        Each acknowledgement, agreement, consent and waiver (whether express or implied) in this Agreement made by any Additional Collateral Agent, whether on behalf of itself or any of its Related Secured Parties, is made in reliance on the authority granted to such Additional Collateral Agent pursuant to the authorization thereof under the Additional First Lien Obligations Documents relating to such Class of First Lien Obligations. It is understood and agreed that no Additional Collateral Agent shall be responsible for or have any duty to ascertain or inquire into whether any of its Related Secured Parties is in compliance with the terms of this Agreement, and no party hereto or any other Secured Party shall have any right of action whatsoever against the Additional Collateral Agent for any failure of any of its Related Secured Parties to comply with the terms hereof or for any of its Related Secured Parties taking any action contrary to the terms hereof.

ARTICLE II.

Lien Priorities; Proceeds

SECTION 2.01.        Relative Priorities.

(a) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Lien on any Shared Collateral securing any First Lien Obligation, and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, any other applicable law or any Secured Credit Document, or any other circumstance whatsoever (but, in each case, subject to Section 2.02), each Collateral Agent, for itself and on behalf of its Related Secured

Parties, agrees that valid and perfected Liens on any Shared Collateral securing First Lien Obligations of any Class shall be of equal priority.

(b)        Each Collateral Agent, for itself and on behalf of its Related Secured Parties, agrees that, notwithstanding any provision of any Secured Credit Document to the contrary (but subject to Section 2.02), if (i) an Event of Default shall have occurred and is continuing and such Collateral Agent or any of its Related Secured Parties is taking action to enforce rights or exercise remedies in respect of any Shared Collateral (including any such action referred to in Section 3.01(a)), (ii) any distribution is made in respect of any Shared Collateral in any Insolvency or Liquidation Proceeding of the Borrower or any other Grantor or (iii) such Collateral Agent or any of its Related Secured Parties receives any payment with respect to any Shared Collateral pursuant to any intercreditor agreement (other than this Agreement), then the proceeds of any sale, collection or other liquidation of any Shared Collateral obtained by such Collateral Agent or any of its Related Secured Parties on account of such enforcement of rights or exercise of remedies, and any such distributions or payments received by such Collateral Agent or any of its Related Secured Parties (all such proceeds, distributions and payments being collectively referred to as “Proceeds”), shall be applied as follows:

(i)        (i) FIRST, to (A) the payment of all amounts owing to such Collateral Agent (in its capacity as such) pursuant to the terms of any Related Secured Credit Document, (B) in the case of any such enforcement of rights or exercise of remedies, to the payment of all costs and expenses incurred by such Collateral Agent or any of its Related Secured Parties in connection therewith, including all court costs and the reasonable fees and expenses of agents and legal counsel, and (C) in the case of any such payment pursuant to any such intercreditor agreement, to the payment of all costs and expenses incurred by such Collateral Agent or any of its Related Secured Parties in enforcing its rights thereunder to obtain such payment;

(ii)        SECOND, to the payment in full of the First Lien Obligations of each Class secured by a valid and perfected Lien on such Shared Collateral at the time due and payable (the amounts so applied to be distributed, as among such Classes of First Lien Obligations, ratably in accordance with the amounts of the First Lien Obligations of each such Class on the date of such application); provided that amounts applied under this clause SECOND during any period when the First Lien Obligations of any such Class shall not be due and payable in full shall be allocated to the First Lien Obligations of such Class as if such First Lien Obligations were at the time due and payable in full, and any amounts allocated to the payment of the First Lien Obligations of such Class that are not yet due and payable shall be transferred to, and held by, the Collateral Agent of such Class solely as collateral for the First Lien Obligations of such Class (and shall not constitute Shared Collateral for purposes hereof) until the date on which the First Lien Obligations of such Class shall have become due and payable in full (at which time such amounts shall be applied to the payment thereof); and

(iii)        THIRD, after payment in full of all the First Lien Obligations, to the holders of any junior Liens on the Shared Collateral and thereafter to the Borrower and the other

Grantors or their successors or assigns, as their interests may appear, or as a court of competent jurisdiction may direct.

SECTION 2.02.        Impairments. It is the intention of the parties hereto that the Secured Parties of any given Class (and not the Secured Parties of any other Class) bear the risk of (a) any determination by a court of competent jurisdiction that (i) any First Lien Obligations of such Class are unenforceable under applicable law or are subordinated to any other obligations (other than to any First Lien Obligations), (ii) any First Lien Obligations of such Class do not have a valid and perfected Lien on any of the Collateral securing any First Lien Obligations of any other Class and/or (iii) any Person (other than any Collateral Agent or Secured Party) has a Lien on any Shared Collateral that is senior in priority to the Lien on such Shared Collateral securing First Lien Obligations of such Class, but junior to the Lien on such Shared Collateral securing any First Lien Obligations of any other Class (any such Lien being referred to as an “Intervening Lien”, and any such Person being referred to as an “Intervening Creditor”), or (b) the existence of any Collateral securing First Lien Obligations of any other Class that does not constitute Shared Collateral with respect to First Lien Obligations of such Class (any condition referred to in clause (a) or (b) with respect to First Lien Obligations of such Class being referred to as an “Impairment” of such Class). In the event an Impairment exists with respect to First Lien Obligations of any Class, the results of such Impairment shall be borne solely by the Secured Parties of such Class, and the rights of the Secured Parties of such Class (including the right to receive distributions in respect of First Lien Obligations of such Class pursuant to Section 2.01(b)) set forth herein shall be modified to the extent necessary so that the results of such Impairment are borne solely by the Secured Parties of such Class. In furtherance of the foregoing, in the event First Lien Obligations of any Class shall be subject to an Impairment in the form of an Intervening Lien of any Intervening Creditor, the value of any Shared Collateral or Proceeds that are allocated to such Intervening Creditor shall be deducted solely from the Shared Collateral or Proceeds to be distributed in respect of First Lien Obligations of such Class.

SECTION 2.03.        Payment Over. Each Collateral Agent, on behalf of itself and its Related Secured Parties, agrees that if such Collateral Agent or any of its Related Secured Parties shall at any time obtain possession of any Shared Collateral or receive any Proceeds (other than as a result of any application of Proceeds pursuant to Section 2.01(b)), (i) such Collateral Agent or its Related Secured Party, as the case may be, shall promptly inform each Collateral Agent thereof, (ii) such Collateral Agent or its Related Secured Party shall hold such Shared Collateral or Proceeds in trust for the benefit of the Secured Parties of any Class entitled thereto pursuant to Section 2.01(b) and, with respect to any Shared Collateral constituting Controlled Shared Collateral, such Collateral Agent shall comply with the provisions of Section 4.01 and (iii) in the case of any such Proceeds, such Proceeds shall be applied in accordance with Section 2.01(b) as promptly as practicable.

SECTION 2.04.        Determinations with Respect to Amounts of Obligations and Liens. Whenever the Collateral Agent of any Class shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any First Lien Obligations of any other Class, or the Shared Collateral subject to any Lien securing the First Lien Obligations of any other Class (and whether such Lien constitutes a valid and perfected

Lien), it may request that such information be furnished to it in writing by the Collateral Agent of such other Class and shall be entitled to make such determination on the basis of the information so furnished; provided that if, notwithstanding the request of the Collateral Agent of such Class, the Collateral Agent of such other Class shall fail or refuse reasonably promptly to provide the requested information, the Collateral Agent of such Class shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of an Authorized Officer of the Borrower. Each Collateral Agent may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any Secured Party or any other Person as a result of such determination or any action taken or not taken pursuant thereto.

ARTICLE III.

Rights and Remedies; Matters Relating to Shared Collateral

SECTION 3.01.        Exercise of Rights and Remedies.

(a)        Subject to paragraph (b) of this Section, nothing in this Agreement shall affect the ability of any Collateral Agent or any of its Related Secured Parties (i) to enforce any rights and exercise any remedies with respect to any Shared Collateral available under any Related Secured Credit Documents or applicable law, including any right of set-off and any determinations regarding the release of Liens on, or any sale, transfer or other disposition of, any Shared Collateral, or any other rights or remedies available to a secured creditor under the Uniform Commercial Code of any jurisdiction, the Bankruptcy Code or any other Bankruptcy Law, or (ii) to commence any action or proceeding with respect to such rights or remedies (including any foreclosure action or proceeding or any Insolvency or Liquidation Proceeding). Subject to paragraph (b) of this Section, any such exercise of rights and remedies by any Collateral Agent or any of its Related Secured Parties may be made in such order and in such manner as such Collateral Agent or its Related Secured Parties may, subject to the provisions of their Related Secured Credit Documents, determine in their sole discretion.

(b)        Notwithstanding paragraph (a) of this Section:

(i)        each Collateral Agent and its Related Secured Parties shall remain subject to, and bound by, all covenants or agreements made herein by or on behalf of such Collateral Agent or its Related Secured Parties;

(ii)        each Collateral Agent agrees, on behalf of itself and its Related Secured Parties, that, prior to the commencement of any enforcement of rights or any exercise of remedies with respect to any Shared Collateral by such Collateral Agent or any of its Related Secured Parties, such Collateral Agent or its Related Secured Party, as the case may be, shall provide prior written notice thereof to each other Collateral Agent, such notice to be provided as far in advance of such commencement as reasonably practicable, and shall consult with each other Collateral Agent on a regular basis in connection with such enforcement or exercise; and

(iii)        each Collateral Agent agrees, on behalf of itself and its Related Secured Parties, that such Collateral Agent and its Related Secured Parties shall cooperate in a commercially reasonable manner with each other Collateral Agent and its Related Secured Parties in any enforcement of rights or any exercise of remedies with respect to any Shared Collateral.

SECTION 3.02.        Prohibition on Contesting Liens. Each Collateral Agent agrees, on behalf of itself and its Related Secured Parties, that neither such Collateral Agent nor any of its Related Secured Parties will, and each hereby waives any right to, contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity, attachment or enforceability of a Lien held by or on behalf of any other Collateral Agent or any of its Related Secured Parties in all or any part of the Shared Collateral; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Collateral Agent or any of its Related Secured Parties to enforce this Agreement.

SECTION 3.03.        Prohibition on Challenging this Agreement. Each Collateral Agent agrees, on behalf of itself and its Related Secured Parties, that neither such Collateral Agent nor any of its Related Secured Parties will attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Collateral Agent or any of its Related Secured Parties to enforce this Agreement.

SECTION 3.04.        Release of Liens. The parties hereto agree and acknowledge that the release of Liens on any Shared Collateral securing First Lien Obligations of any Class, whether in connection with a sale, transfer or other disposition of such Shared Collateral or otherwise, shall be governed by and subject to the Secured Credit Documents of such Class, and that nothing in this Agreement shall be deemed to amend or affect the terms of the Secured Credit Documents of such Class with respect thereto.

SECTION 3.05.        Insurance and Condemnation Awards. So long as the Discharge of the Credit Agreement Obligations has not occurred, the Credit Agreement Collateral Agent and its Related Secured Parties shall have the exclusive right, subject to the rights of the Grantors under and solely to the extent provided in the Credit Agreement Documents, to settle and adjust claims in respect of Shared Collateral under policies of insurance covering Shared Collateral and to approve any award granted in any condemnation or similar proceeding, or any deed in lieu of condemnation, in respect of the Shared Collateral; provided that any Proceeds arising therefrom shall be subject to Article II.

ARTICLE IV.

Controlled Shared Collateral

SECTION 4.01.        Bailment for Perfection of Security Interests.

(a)        Each Collateral Agent agrees that if it shall at any time hold a Lien on any Shared Collateral that can be perfected by the possession or control of such Shared Collateral or of any deposit, securities or other account in which such Shared Collateral is held, and if such Shared Collateral or any such account is in fact in the possession or under the control of such Collateral Agent, or of agents or bailees of such Collateral Agent (such Shared Collateral being referred to herein as the “Controlled Shared Collateral”), such Collateral Agent shall, solely for the purpose of perfecting the Liens of any other Collateral Agent granted on such Shared Collateral under its Related Secured Credit Documents and subject to the terms and conditions of this Article, also hold such Controlled Shared Collateral as gratuitous bailee and sub-agent for each such other Collateral Agent (any Collateral Agent that shall be holding any Controlled Shared Collateral as gratuitous bailee and sub-agent being referred to herein as the “Bailee Collateral Agent”). In furtherance of the foregoing, each Collateral Agent appoints each Bailee Collateral Agent as such Collateral Agent’s gratuitous bailee and sub-agent hereunder with respect to any Controlled Shared Collateral that such Bailee Collateral Agent possesses or controls at any time solely for the purpose of perfecting a Lien on such Controlled Shared Collateral.

(b)        In furtherance of the foregoing, each Grantor hereby grants a security interest in the Controlled Shared Collateral to each Collateral Agent that possesses or controls Controlled Shared Collateral as permitted in Section 4.01(a) for the benefit of the Secured Parties under any other Class of First Lien Obligations which have been granted a Lien on the Controlled Shared Collateral possessed or controlled by such Collateral Agent.

(c)        For purposes of this Section, the Bailee Collateral Agent shall be entitled to deal with the applicable Controlled Shared Collateral in accordance with the terms of its Related Secured Credit Documents as if the Liens thereon of the Collateral Agent or Secured Parties of any other Class (and the agreements set forth in paragraph (a) of this Section) did not exist; provided that any Proceeds arising from any such Controlled Shared Collateral shall be subject to Article II. The obligations and responsibilities of any Bailee Collateral Agent to any other Collateral Agent or any of its Related Secured Parties under this Article shall be limited solely to holding or controlling the applicable Controlled Shared Collateral as gratuitous bailee and subagent in accordance with this Article. Without limiting the foregoing, (i) no Bailee Collateral Agent shall have any obligation or responsibility to ensure that any Controlled Shared Collateral is genuine or owned by any of the Grantors, (ii) no Bailee Collateral Agent shall, by reason of this Agreement, any other Security Document or any other document, have a fiduciary relationship or other implied duties in respect of any other Collateral Agent or any other Secured Party and (iii) without affecting the agreement of any Bailee Collateral Agent to act as a gratuitous bailee and sub-agent solely for the purpose set forth in paragraph (a) of this Section or the right of any other Collateral Agent to enforce the rights and exercise the remedies (in each case other than through such Bailee Collateral Agent) as set forth in Section 3.01, each Collateral Agent agrees that such Collateral Agent shall not issue any instructions to any Bailee Collateral Agent, in its capacity as a gratuitous bailee and sub-agent of such Collateral Agent, with respect to the Controlled Shared Collateral or otherwise seek to exercise control over any Bailee Collateral Agent.

(d)        The Bailee Collateral Agent of any Class shall, upon the Discharge of the First Lien Obligations of such Class, transfer the possession and control of the applicable Controlled Shared Collateral, together with any necessary endorsements but without recourse or warranty, (i) if

First Lien Obligations of any other Class are outstanding at such time, to the Collateral Agent of such other Class (or, if First Lien Obligations of more than one other Class are out-standing at such time, to the Collateral Agent of the same Class as the Class of the First Lien Obligations the aggregate principal amount of which outstanding at such time exceeds the aggregate principal amount of the First Lien Obligations of any other Class outstanding at such time) and (ii) if no First Lien Obligations are outstanding at such time, to the applicable Grantor or as directed by a court of competent jurisdiction, in each case so as to allow such Person to obtain possession and control of such Controlled Shared Collateral. In connection with any transfer under clause (i) above by any Bailee Collateral Agent, such Bailee Collateral Agent agrees to take all actions in its power as shall be reasonably requested by the transferee Collateral Agent to permit the transferee Collateral Agent to obtain, for the benefit of its Related Secured Parties, a first priority security interest in the applicable Controlled Shared Collateral.

SECTION 4.02.        Control over Deposit and Securities Accounts. Each Collateral Agent shall have the sole right, subject to the rights of the Grantors under the Credit Agreement Documents and Senior Secured Notes Documents, to give any instructions, directions and entitlement orders (including any blockage or withdrawal instructions) with respect to any deposit, securities or other accounts, or any funds contained therein, with respect to which the Credit Agreement Collateral Agent or the Senior Secured Notes Collateral Agent, as applicable, constitutes the Bailee Collateral Agent; provided that (a) any amounts withdrawn therefrom shall be subject to Article II and (b) the exercise of such rights and powers shall be subject to Sections 3.01 (b)(ii) and 3.01 (b)(iii). Without limitation of the foregoing, a Bailee Collateral Agent that holds any such deposit, securities or other accounts, or any funds contained therein, shall have the rights and the obligations of a Bailee Collateral Agent more particularly set forth in Section 4.01.

SECTION 4.03.        Delivery of Documents. Promptly after the execution and delivery to any Collateral Agent by any Grantor of any Security Document (other than (a) any Security Document in effect on the date hereof and (b) any Additional First Lien Obligations Document referred to in paragraph (b) of Article VII, but including any amendment, amendment and restatement, waiver or other modification of any such Security Document or Additional First Lien Obligations Document), the Borrower shall deliver to each Collateral Agent party hereto at such time a copy of such Security Document.

ARTICLE V.

Other Agreements

SECTION 5.01.        Concerning Secured Credit Documents.

(a)        The Secured Credit Documents of any Class may be Amended, in whole or in part, in accordance with their terms, in each case without notice to or the consent of the Collateral Agent or any Secured Parties of any other Class; provided that nothing in this paragraph shall affect any limitation on any such Amendment that is set forth in the Secured Credit Documents of any such other Class.

(b)        The Grantors agree that each Security Document (other than any Credit Agreement Document executed and delivered prior to the date hereof, without limitation of the applicability of this Agreement thereto) creating a Lien on any Shared Collateral securing any First Lien Obligations (i) shall contain a legend substantially in the form of Annex II, or similar provisions approved by the Credit Agreement Collateral Agent, which approval shall not be unreasonably withheld, and (ii) shall provide that all powers, rights and remedies under such Security Document with respect to Shared Collateral may be exercised solely by the Collateral Agent of the applicable Class on behalf of the Secured Parties of such Class in accordance with the terms thereof, and that no other Secured Party of the applicable Class shall have any right individually to realize upon any of the Liens on Shared Collateral granted thereunder to secure First Lien Obligations of such Class.

(c)        The Grantors agree that they shall not grant to any Person any Lien on any Shared Collateral securing First Lien Obligations of any Class other than through the Collateral Agent of such Class (it being understood that the foregoing shall not be deemed to prohibit grants of set-off rights to Secured Parties of any Class).

SECTION 5.02.        Refinancings. The First Lien Obligations of any Class may be Refinanced, in whole or in part, in each case, without notice to, or the consent of the Collateral Agent or Secured Party of any other Class, all without affecting the priorities provided for herein or the other provisions hereof; provided that nothing in this paragraph shall affect any limitation on any such Refinancing that is set forth in the Secured Credit Documents of any such other Class; and provided further that, if any obligations of the Grantors in respect of such Refinancing indebtedness shall be secured by Liens on any Shared Collateral, such obligations and the holders thereof shall be subject to and bound by the provisions of this Agreement.

SECTION 5.03.        Reinstatement. If, in any Insolvency or Liquidation Proceeding or otherwise, all or part of any payment with respect to the First Lien Obligations of any Class previously made shall be rescinded for any reason whatsoever (including an order or judgment for disgorgement of a preference under the Bankruptcy Code, or any similar law), then the terms and conditions of Article II shall be fully applicable thereto until all the First Lien Obligations of such Class shall again have been paid in full in cash.

SECTION 5.04.        Reorganization Modifications. In the event the First Lien Obligations of any Class are modified pursuant to applicable law, including Section 1129 of the Bankruptcy Code, any reference to the First Lien Obligations of such Class or the Secured Credit Documents of such Class shall refer to such obligations or such documents as so modified.

SECTION 5.05.        Further Assurances. Each of the Collateral Agents and the Grantors agrees that it will execute, or will cause to be executed, any and all further documents, agreements and instruments, and take all such further actions, as may be required under any applicable law, or which any Collateral Agent may reasonably request, to effectuate the terms of this Agreement.

ARTICLE VI.

No Reliance; No Liability

SECTION 6.01.        No Reliance; Information. Each Collateral Agent, for itself and on behalf of its Related Secured Parties, acknowledges that (a) such Collateral Agent and its Related Secured Parties have, independently and without reliance upon any other Collateral Agent or any of its Related Secured Parties, and based on such documents and information as they have deemed appropriate, made their own credit analysis and decision to enter into the Secured Credit Documents to which they are party and (b) such Collateral Agent and its Related Secured Parties will, independently and without reliance upon any other Collateral Agent or any of its Related Secured Parties, and based on such documents and information as they shall from time to time deem appropriate, continue to make their own credit decision in taking or not taking any action under this Agreement or any other Secured Credit Document to which they are party. The Collateral Agent or Secured Parties of any Class shall have no duty to disclose to any Collateral Agent or any Secured Party of any other Class any information relating to the Borrower or any of the Subsidiaries, or any other circumstance bearing upon the risk of nonpayment of any of the First Lien Obligations, that is known or becomes known to any of them or any of their Affiliates. If the Collateral Agent or any Secured Party of any Class, in its sole discretion, undertakes at any time or from time to time to provide any such information to, as the case may be, the Collateral Agent or any Secured Party of any other Class, it shall be under no obligation (i) to make, and shall not be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of the information so provided, (ii) to provide any additional information or to provide any such information on any sub-sequent occasion or (iii) to undertake any investigation.

SECTION 6.02.        No Warranties or Liability.

(a)        Each Collateral Agent, for itself and on behalf of its Related Secured Parties, acknowledges and agrees that no Collateral Agent or Secured Party of any other Class has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Secured Credit Documents, the ownership of any Shared Collateral or the perfection or priority of any Liens thereon. The Collateral Agent and the Secured Parties of any Class will be entitled to manage and supervise their loans and other extensions of credit in the manner determined by them.

(b)        No Collateral Agent or Secured Parties of any Class shall have any express or implied duty to the Collateral Agent or any Secured Party of any other Class to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of a default or an Event of Default under any Secured Credit Document (other than, in each case, this Agreement), regardless of any knowledge thereof that they may have or be charged with.

ARTICLE VII.

Additional First Lien Obligations

The Borrower may from time to time, subject to any limitations contained in any Secured Credit Documents in effect at such time, designate additional indebtedness and related obligations that are, or are to be, secured by Liens on any assets of the Borrower or any of the Subsidiaries that would, if such Liens were granted, constitute Shared Collateral as Additional First Lien Obligations by delivering to each Collateral Agent party hereto at such time a certificate of an Authorized Officer of the Borrower:

(a)        describing the indebtedness and other obligations being designated as Additional First Lien Obligations, and including a statement of the maximum aggregate outstanding principal amount of such indebtedness as of the date of such certificate;

(b)        setting for the Additional First Lien Obligations Documents under which such Additional First Lien Obligations are issued or incurred or the Guarantees of or Liens securing such Additional First Lien Obligations are, or are to be, granted or created, and attached copies of such Additional First Lien Obligations Documents as each Grantor has executed and delivered to the Person that serves as the collateral agent, collateral trustee or a similar representative for the holders of such Additional First Lien Obligations (such Person being referred to as the “Additional Collateral Agent”) with respect to such Additional First Lien Obligations on the closing date of such Additional First Lien Obligations, certified as being true and complete by an Authorized Officer of the Borrower;

(c)        identifying the Person that serves as the Additional Collateral Agent;

(d)        certifying that the incurrence of such Additional First Lien Obligations, the creation of the Liens securing such Additional First Lien Obligations and the designation of such Additional First Lien Obligations as “Additional First Lien Obligations” hereunder do not violate or result in a default under any provision of any Secured Credit Document of any Class in effect at such time;

(e)        certifying that the Additional First Lien Obligations Documents (A) meet the requirements of Section 5.01(b) and (B) authorize the Additional Collateral Agent to become a party hereto by executing and delivering a Collateral Agent Joinder Agreement and provide that upon such execution and delivery, such Additional First Lien Obligations and the holders thereof shall become subject to and bound by the provisions of this Agreement; and

(f)        attaching a fully completed Collateral Agent Joinder Agreement executed and delivered by the Additional Collateral Agent.

Upon the delivery of such certificate and the related attachments as provided above, the obligations designated in such notice shall become Additional First Lien Obligations for all purposes of this Agreement.

ARTICLE VIII.

Miscellaneous

SECTION 8.01.        Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:

(a)        if to any Grantor, to it (or, in the case of any Grantor other than the Borrower, to it in care of the Borrower) at The McClatchy Company, 2100 “Q” Street, Sacramento, California 95816 (Fax: (916) 326-5586); Attention: Karole Morgan-Prager;

(b)        if to the Credit Agreement Collateral Agent, to it at Bank of America, N.A., 800 Fifth Avenue, Mail Code: WA-507-17-32, Seattle Washington 98104 (Fax: (415)343-0559); Attention: Ken Puro;

(c)        if to the Senior Secured Notes Collateral Agent, to it at The Bank of New York Mellon Trust Company, N.A., 700 S. Flower Street, Suite 500, Los Angeles, California 90017 (fax (213) 630-6298); Attention: Alex Briffett; and

(d)        if to any Additional Collateral Agent, to it at the address set forth in the applicable Collateral Agent Joinder Agreement.

Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by facsimile or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section or in accordance with the latest unrevoked direction from such party given in accordance with this Section. As agreed to in writing by any party hereto from time to time, notices and other communications to such party may also be delivered by e-mail to the e-mail address of a representative of such party provided from time to time by such party.

SECTION 8.02.        Waivers; Amendment; Joinder Agreements.

(a)        No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b)        Neither this Agreement nor any provision hereof may be waived, amended or otherwise modified except pursuant to an agreement or agreements in writing entered into by each Collateral Agent then party hereto; provided that no such agreement shall by its terms amend, modify or otherwise affect the rights or obligations of any Grantor without the Borrower’s prior written consent; provided further that (i) without the consent of any party hereto, (A) this Agreement may be supplemented by a Collateral Agent Joinder Agreement, and an Additional Collateral Agent may become a party hereto, in accordance with Article VII and (B) this Agreement may be supplemented by a Grantor Joinder Agreement, and a Subsidiary may become a party hereto, in accordance with Section 8.12, and (ii) in connection with any Refinancing of First Lien Obligations of any Class, the Collateral Agents then party hereto shall enter (and are hereby authorized to enter without the consent of any other Secured Party), at the request of any Collateral Agent or the Borrower, into such amendments or modifications of this Agreement as are reasonably necessary to reflect such Refinancing and are reasonably satisfactory to each such Collateral Agent.

SECTION 8.03.        Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement. No other Person shall have or be entitled to assert rights or benefits hereunder.

SECTION 8.04.        Effectiveness; Survival. This Agreement shall become effective when executed and delivered by the parties hereto. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement. This Agreement shall continue in full force and effect notwithstanding the commencement of any Insolvency or Liquidation Proceeding against the Borrower or any of the Subsidiaries.

SECTION 8.05.        Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 8.06.        Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.07.        Governing Law; Jurisdiction; Consent to Service of Process.

(a)        This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b)        Each party hereto irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan, New York County and of the United States District Court of the Southern District of New York sitting in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party hereto or any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement against any party hereto or its properties in the courts of any jurisdiction.

(c)        Each party hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each party hereto irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)        Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 8.01, such service to be effective upon receipt. Nothing in this Agreement will affect the right of any party hereto or any Secured Party to serve process in any other manner permitted by law.

SECTION 8.08.        WAIVER OF JURY TRIAL. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 8.09.        Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 8.10.        Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any other Secured Credit Documents, the provisions of this Agreement shall control.

SECTION 8.11.        Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Secured Parties in relation to one another. Except as expressly provided in this Agreement, none of the Borrower, any other Grantor, any other Subsidiary or any other creditor of any of the fore-going shall have any rights or obligations hereunder, and none of the Borrower, any other Grantor or any other Subsidiary may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair the obligations of the Borrower or any other Grantor, which are absolute and unconditional, to pay the First Lien Obligations as and when the same shall become due and payable in accordance with their terms.

SECTION 8.12.        Additional Grantors. In the event any Subsidiary shall have granted a Lien on any of its assets to secure any First Lien Obligations, the Borrower shall cause such Subsidiary, if not already a party hereto, to become a party hereto as a “Grantor”. Upon the execution and delivery by any Subsidiary of a Grantor Joinder Agreement, any such Subsidiary shall become a party hereto and a Grantor hereunder with the same force and effect as if originally named as such herein. The execution and delivery of any such instrument shall not require the consent of any other party hereto. The rights and obligations of each party hereto shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 8.13.        Specific Performance. Each Collateral Agent, on behalf of itself and its Related Secured Parties, may demand specific performance of this Agreement. Each Collateral Agent, on behalf of itself and its Related Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action which may be brought by the Secured Parties.

SECTION 8.14.        Integration. This Agreement, together with the other Secured Credit Documents, represents the agreement of each of the Grantors and the Secured Parties with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any Grantor, any Collateral Agent or any other Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Secured Credit Documents.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BANK OF AMERICA, N.A., as Credit Agree Collateral Agent,

By:	/s/ Illegible
Name:
Title:

[Signature Page to Intercreditor Agreement]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Senior Secured Notes Collateral Agent,

By:	/s/ Alex Briffett
	Name:	John (Alex) Briffett
	Title:	Authorized Signatory

[Signature Page to Intercreditor Agreement]

THE MCCLATCHY COMPANY,

By:	/s/ Patrick J. Talamantes
	Name:	Patrick J. Talamantes
	Title:	Vice President, Finance and Chief Financial Officer

[Signature Page to Intercreditor Agreement]

ABOARD PUBLISHING, INC.
ANCHORAGE DAILY NEWS, INC.
BELTON PUBLISHING COMPANY, INC.
BISCAYNE BAY PUBLISHING, INC.
CASS COUNTY PUBLISHING COMPANY
COLUMBUS LEDGER-ENQUIRER, INC.
CYPRESS MEDIA, INC.
EAST COAST NEWSPAPERS, INC.
GULF PUBLISHING COMPANY, INC.
HLB NEWSPAPERS, INC.
KELTATIM PUBLISHING COMPANY, INC.
KEYNOTER PUBLISHING COMPANY, INC.
LEE’S SUMMIT JOURNAL, INCORPORATED
LEXINGTON H-L SERVICES, INC.
MACON TELEGRAPH PUBLISHING COMPANY
MAIL ADVERTISING CORPORATION
MCCLATCHY INTERACTIVE WEST
MCCLATCHY INVESTMENT COMPANY
MCCLATCHY NEWSPAPERS, INC.
MCCLATCHY U.S.A., INC.
MIAMI HERALD MEDIA COMPANY
NEWSPRINT VENTURES, INC.
NITTANY PRINTING AND PUBLISHING COMPANY
NOR-TEX PUBLISHING, INC.
OLYMPIC-CASCADE PUBLISHING, INC.
PACIFIC NORTHWEST PUBLISHING COMPANY, INC
STAR-TELEGRAM, INC.
TACOMA NEWS, INC.
THE BRADENTON HERALD, INC.
THE CHARLOTTE OBSERVER PUBLISHING COMPANY
THE NEWS AND OBSERVER PUBLISHING COMPANY
THE STATE MEDIA COMPANY
THE SUN PUBLISHING COMPANY, INC.
WICHITA EAGLE AND BEACON PUBLISHING COMPANY, INC.
WINGATE PAPER COMPANY

By:	/s/ Patrick J. Talamantes
	Name:	Patrick J. Talamantes
	Title:	Vice President

[Signature Page to Intercreditor Agreement]

MCCLATCHY INTERACTIVE LLC MCCLATCHY MANAGEMENT SERVICES, INC. QUAD COUNTY PUBLISHING, INC.

By:	/s/ Patrick Talamantes
	Name:	Patrick Talamantes
	Title:	President

BELLINGHAM HERALD PUBLISHING, LLC IDAHO STATESMAN PUBLISHING, LLC OLYMPIAN PUBLISHING, LLC

By:	Pacific Northwest Publishing Company, Inc., its Sole Member

By:	/s/ Patrick Talamantes
	Name:	Patrick Talamantes
	Title:	Vice President

CYPRESS MEDIA, LLC

By:	Cypress Media, Inc.,
its Sole Member

By:	/s/ Patrick Talamantes
	Name:	Patrick Talamantes
	Title:	Vice President

SAN LUIS OBISPO TRIBUNE, LLC

By:	The McClatchy Company,
its Sole Member

By:	/s/ Patrick J. Talamantes
	Name:	Patrick J. Talamantes
	Title:	Vice President, Finance and Chief Financial Officer

[Signature Page to Intercreditor Agreement]

ANNEX I

GRANTORS

Aboard Publishing, Inc., a Florida corporation

Anchorage Daily News, Inc., an Alaska corporation

Bellingham Herald Publishing, LLC, a Delaware limited liability company

Belton Publishing Company, Inc., a Missouri corporation

Biscayne Bay Publishing, Inc., a Florida corporation

Cass County Publishing Company, a Missouri corporation

Columbus-Ledger Enquirer, Inc., a Georgia corporation

Cypress Media, Inc., a New York corporation

Cypress Media, LLC, a Delaware limited liability company

East Coast Newspapers, Inc., a South Carolina corporation

Gulf Publishing Company, Inc., a Mississippi corporation

HLB Newspapers, Inc., a Missouri corporation

Idaho Statesman Publishing, LLC, a Delaware limited liability company

Keltatim Publishing Company, Inc., a Kansas corporation

Keynoter Publishing Company, Inc., a Florida corporation

Lee’s Summit Journal, Incorporated, a Missouri corporation

Lexington H-L Services, Inc., a Kentucky corporation

Macon Telegraph Publishing Company, a Georgia corporation

Mail Advertising Corporation, a Texas corporation

McClatchy Interactive LLC, a Delaware limited liability company

McClatchy Interactive West, a Delaware corporation

McClatchy Investment Company, a Delaware corporation

McClatchy Management Services, Inc., a Delaware corporation

McClatchy Newspapers, Inc., a Delaware corporation

McClatchy U.S.A., Inc., a Delaware corporation

Miami Herald Media Company, a Delaware corporation

Newsprint Ventures, Inc., a California corporation

Nittany Printing and Publishing Company, a Pennsylvania corporation

Nor-Tex Publishing, Inc., a Texas corporation

Olympian Publishing, LLC, a Delaware limited liability company

Olympic-Cascade Publishing, Inc., a Washington corporation

Pacific Northwest Publishing Company, Inc., a Florida corporation

Quad County Publishing, Inc., an Illinois corporation

San Luis Obispo Tribune, LLC, a Delaware limited liability company

Star-Telegram, Inc., a Delaware corporation

Tacoma News, Inc., a Washington corporation

The Bradenton Herald, Inc., a Florida corporation

The Charlotte Observer Publishing Company, a Delaware corporation

The McClatchy Company, a Delaware corporation

The News and Observer Publishing Company, a North Carolina corporation

The State Media Company, a South Carolina corporation

The Sun Publishing Company, Inc., a South Carolina corporation

Wichita Eagle and Beacon Publishing Company, Inc., a Kansas corporation

Wingate Paper Company, a Delaware corporation

Annex I-1

ANNEX II

SECURITY DOCUMENTS LEGEND

THIS [NAME OF SECURITY DOCUMENT] IS SUBJECT TO THE PROVISIONS OF THE FIRST LIEN INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY 11,2010 (AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG THE McCLATCHY COMPANY, THE GRANTORS PARTY THERETO, BANK OF AMERICA, N.A., AS CREDIT AGREEMENT COLLATERAL AGENT, THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., AS SENIOR SECURED NOTES COLLATERAL AGENT, AND EACH ADDITIONAL COLLATERAL AGENT FROM TIME TO TIME PARTY THERETO.

Annex II-1

EXHIBIT I

[FORM OF] COLLATERAL AGENT JOINDER AGREEMENT NO. [ ]dated as of [    ], 20[    ] (the “Joinder Agreement”) to the FIRST LIEN INTERCREDITOR AGREEMENT dated as of February 11, 2010 (the “Intercreditor Agreement”), among THE McCLATCHY COMPANY, a Delaware corporation (the “Borrower”), the GRANTORS party thereto, BANK OF AMERICA, N.A., as the Credit Agreement Collateral Agent, THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as the Senior Secured Notes Collateral Agent, and each ADDITIONAL COLLATERAL AGENT from time to time party thereto.

A.        Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B.        The Borrower proposes to issue or incur Additional First Lien Obligations and the Person identified in the signature pages hereto as the “Additional Collateral Agent” (the “Additional Collateral Agent”) will serve as the collateral agent, collateral trustee or a similar representative for the Additional Secured Parties. The Additional First Lien Obligations are being designated as such by the Borrower in accordance with Article VII of the First Lien Intercreditor Agreement.

C.        The Additional Collateral Agent wishes to become a party to the First Lien Intercreditor Agreement and to acquire and undertake, for itself and on behalf of the Additional Secured Parties, the rights and obligations of an “Additional Collateral Agent” thereunder. The Additional Collateral Agent is entering into this Joinder Agreement in accordance with the provisions of the First Lien Intercreditor Agreement in order to become an Additional Collateral Agent thereunder.

Accordingly, the Additional Collateral Agent and the Borrower agree as follows, for the benefit of the Additional Collateral Agent, the Borrower and each other party to the First Lien Intercreditor Agreement:

SECTION 1.    Accession to the Intercreditor Agreement. The Additional Collateral Agent (a) hereby accedes and becomes a party to the First Lien Intercreditor Agreement as an Additional Collateral Agent for the Additional Secured Parties from time to time in respect of the Additional First Lien Obligations, (b) agrees, for itself and on behalf of the Additional Secured Parties from time to time in respect of the Additional First Lien Obligations, to all the terms and provisions of the First Lien Intercreditor Agreement and (c) shall have all the rights and obligations of an Additional Collateral Agent under the First Lien Intercreditor Agreement.

SECTION 2.    Representations, Warranties and Acknowledgement of the Additional Collateral Agent. The Additional Collateral Agent represents and warrants to the Collateral Agents and the Secured Parties that (a) it has full power and authority to enter into this Joinder Agreement, in its capacity as the Additional Collateral Agent, (b) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of this Joinder Agreement and (c) the Additional First Lien Obligations Documents relating to such Additional First Lien Obligations provide that,

Ex. I-1

upon the Additional Collateral Agent’s entry into this Joinder Agreement, the secured parties in respect of such Additional First Lien Obligations will be subject to and bound by the provisions of the First Lien Intercreditor Agreement as Additional Secured Parties.

SECTION 3.    Counterparts. This Joinder Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder Agreement shall become effective when each Collateral Agent shall have received a counterpart of this Joinder Agreement that bears the signature of the Additional Collateral Agent. Delivery of an executed signature page to this Joinder Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Joinder Agreement.

SECTION 4.    Benefit of Agreement. The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the First Lien Intercreditor Agreement.

SECTION 5.    Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.    Severability. In case any one or more of the provisions contained in this Joinder Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the First Lien Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.    Notices. All communications and notices hereunder shall be in writing and given as provided in Section 8.01 of the First Lien Intercreditor Agreement. All communications and notices hereunder to the Additional Collateral Agent shall be given to it at the address set forth under its signature hereto, which information supplements Section 8.01 of the First Lien Intercreditor Agreement.

SECTION 8.    The Borrower agrees to reimburse each Collateral Agent for its reasonable out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel for each Collateral Agent.

Ex. I-2

IN WITNESS WHEREOF, the Additional Collateral Agent and the Borrower have duly executed this Joinder Agreement to the First Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF ADDITIONAL COLLATERAL AGENT], as ADDITIONAL COLLATERAL AGENT for the ADDITIONAL SECURED PARTIES,

By:
Name:
Title:

Address for notices:

attention of:_________________________________________________

Telecopy:___________________________________________________

THE McCLATCHY COMPANY,

By:
Name:
Title:

Ex. I-3

Acknowledged by:

BANK OF AMERICA, N.A., as Credit Agreement Collateral Agent,

By:
Name:
Title:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Senior Secured Notes Collateral Agent,

By:
Name:
Title:

[EACH OTHER ADDITIONAL COLLATERAL AGENT], as Additional Collateral Agent,

By:
Name:
Title:

Ex. I-4

EXHIBIT II

[FORM OF] GRANTOR JOINDER AGREEMENT NO. [        ]dated as of [    ], 20[    ] (the “Joinder Agreement”) to the FIRST LIEN INTERCREDITOR AGREEMENT dated as of February 11, 2010 (the “First Lien Intercreditor Agreement”), among THE McCLATCHY COMPANY, a Delaware corporation (the “Borrower”), the GRANTORS party thereto, BANK OF AMERICA, N.A., as Credit Agreement Collateral Agent, THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Senior Secured Notes Collateral Agent, each ADDITIONAL COLLATERAL AGENT from time to time party thereto and [                    ], a [                    ], as an additional GRANTOR.

A.        Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the First Lien Intercreditor Agreement.

B.        [            ], a Subsidiary of the Borrower (the “Additional Grantor”), has granted a Lien on all or a portion of its assets to secure First Lien Obligations and such Additional Grantor is not a party to the First Lien Intercreditor Agreement.

C.        The Additional Grantor wishes to become a party to the First Lien Intercreditor Agreement and to acquire and undertake the rights and obligations of a Grantor thereunder. The Additional Grantor is entering into this Joinder Agreement in accordance with the provisions of the First Lien Intercreditor Agreement in order to become a Grantor thereunder.

Accordingly, the Additional Grantor agrees as follows, for the benefit of the Collateral Agents, the Borrower and each other party to the First Lien Intercreditor Agreement:

SECTION 1.    Accession to the Intercreditor Agreement. In accordance with Section 8.12 of the First Lien Intercreditor Agreement, the Additional Grantor (a) hereby accedes and becomes a party to the First Lien Intercreditor Agreement as a Grantor with the same force and effect as if originally named therein as a Grantor, (b) agrees to all the terms and provisions of the First Lien Intercreditor Agreement and (c) shall have all the rights and obligations of a Grantor under the First Lien Intercreditor Agreement.

SECTION 2.    Representations, Warranties and Acknowledgement of the Additional Grantor. The Additional Grantor represents and warrants to each Collateral Agent and each Secured Party that this Additional Joinder has been duly authorized, executed and delivered by such Additional Grantor and constitutes the legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3.    Counterparts. This Joinder Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder Agreement shall become effective when each Collateral Agent shall have received a counterpart of this Joinder Agreement that bears the signature of the

Ex. II-1

Additional Grantor. Delivery of an executed signature page to this Joinder Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Joinder Agreement.

SECTION 4.    Benefit of Agreement. The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the First Lien Intercreditor Agreement.

SECTION 5.    Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.    Severability. In case any one or more of the provisions contained in this Joinder Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the First Lien Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.    Notices. All communications and notices hereunder shall be in writing and given as provided in Section 8.01 of the First Lien Intercreditor Agreement.

SECTION 8.    The Additional Grantor agrees to reimburse each Collateral Agent for its reasonable out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel for each Collateral Agent.

Ex. II-2

IN WITNESS WHEREOF, the Additional Grantor has duly executed this Joinder Agreement to the First Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF SUBSIDIARY],

By:
Name:
Title:

Ex. II-3

Acknowledged by:

BANK OF AMERICA, N.A., as Credit Agreement Collateral Agent,

By:
Name:
Title:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Senior Secured Notes Collateral Agent,

By:
Name:
Title:

[EACH OTHER ADDITIONAL COLLATERAL AGENT], as Additional Collateral Agent,

By:
Name:
Title:

Ex. II-4